Investor Presentation August 2020

Safe Harbor Statement Cautionary Note Regarding Forward‐Looking Statements The information contained in this presentation may contain forward‐looking statements. When used or incorporated by reference in disclosure documents, the words “believe,” “anticipate,” “estimate,” “expect,” “project,” “target,” “goal” and similar expressions are intended to identify forward‐looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. These forward‐looking statements include but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits. These forward‐looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward‐looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Such forward‐looking statements are subject to certain risks, uncertainties and assumptions, including but not limited to those set forth below:  Operating, legal and regulatory risks;  Economic, political and competitive forces impacting various lines of business;  Legislative, regulatory and accounting changes;  Demand for our financial products and services in our market area;  Major catastrophes such as earthquakes, floods or other natural or human disasters and infectious disease outbreaks, including the current coronavirus (COVID‐19) pandemic, the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on us and our customers and other constituencies;  Volatility in interest rates;  Fluctuations in real estate values in our market area;  The composition and credit quality of our loan and investment portfolios;  Changes in the level and direction of loan delinquencies and charge‐offs and changes in estimates of the adequacy of the allowance for credit losses;  Our ability to access cost‐effective funding;  Our ability to continue to implement our business strategies;  Our ability to manage market risk, credit risk and operational risk;  Timing of revenue and expenditures;  Adverse changes in the securities markets;  Our ability to enter new markets successfully and capitalize on growth opportunities;  Return on investment decisions;  System failures or cyber‐security breaches of our information technology infrastructure and those of our third‐party service providers;  Our ability to retain key employees;  Other risks and uncertainties, including those occurring in the U.S. and world financial systems; and  The risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful. 2

Safe Harbor Statement (cont’d) The COVID‐19 pandemic has caused significant economic dislocation in the United States as many state and local governments ordered non‐essential businesses to close and residents to shelter in place at home. While jurisdictions in which we operate have gradually allowed the reopening of businesses and other organizations and removed the sheltering restrictions, it is premature to assess whether doing so will result in a meaningful increase in economic activity and the impact of such actions on further COVID‐19 cases. Given its ongoing and dynamic nature, it is difficult to predict the full impact of the COVID‐19 outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated. As a result of the COVID‐19 pandemic and the related adverse local and national economic consequences, our forward‐looking statements are subject to the following risks, uncertainties and assumptions:  Demand for our products and services may decline;  If the economy is unable to substantially and successfully reopen, and high levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase;  Collateral for loans, especially real estate, may decline in value;  Our allowance for credit losses on loans and leases may increase if borrowers experience financial difficulties;  The net worth and liquidity of loan guarantors may decline;  A further and sustained decline in our stock price or the occurrence of what management would deem to be a triggering event that could, under certain circumstances, cause management to perform impairment testing on its goodwill or core deposit and customer relationships intangibles that could result in an impairment charge being recorded for that period, that would adversely impact our results of operations and the ability of the Bank to pay dividends to us;  As a result of the decline in the Federal Reserve’s target federal funds rate to near 0%, the yield on our assets may decline to a greater extent than the decline in our cost of interest‐bearing liabilities;  A material decrease in net income or a net loss over several quarters could result in the elimination of or a decrease in the rate of our quarterly cash dividend;  Our wealth management revenues may decline with continuing market turmoil;  Our cyber security risks are increased as a result of an increase in the number of employees working remotely;  FDIC premiums may increase if the agency experience additional resolution costs; and  We face litigation, regulatory enforcement and reputation risk as a result of our participation in the Paycheck Protection Program (PPP) and the risk that the Small Business Administration may not fund some or all PPP loan guaranties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those  anticipated, estimated, expected or projected. These and other risk factors are more fully described in this presentation andinthe Univest Financial Corporation Annual  Report on Form 10‐K for the year ended December 31, 2019 under the section entitled "Item 1A ‐ Risk Factors," as well as in the Form 10‐Q for the quarters ended March  31, 2020 and June 30, 2020, and from time to time in other filings made by the Corporation with the SEC. These forward‐looking statements speak only at the date of the presentation. The Corporation expressly disclaims any obligation to publicly release any updates or  revisions to reflect any change in the Corporation’s expectations with regard to any change in events, conditions or circumstances on which any such statement is based. 3

Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non‐GAAP” measures in its analysis of the Corporation’s performance. Management believes these non‐GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Corporation believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non‐GAAP performance measures that may be presented by other companies. A reconciliation of the non‐GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation. 4

Univest Company Overview . Headquartered in Souderton, Pennsylvania (Montgomery County) . Bank founded in 1876, holding company formed in 1973 . Engaged in financial services business, providing full range of banking, insurance and  wealth management services . Comprehensive financial solutions delivered locally . Experienced management team with proven performance track record . Physically serving twelve counties in the Southeastern and Central regions of Pennsylvania  and three counties in Southern New Jersey . Customer base primarily consists of individuals, businesses, municipalities and nonprofit  organizations . Operating leverage and scale with $6.1 billion of bank assets ($5.6 billion excluding  Paycheck Protection Program (“PPP”) loans), $3.6 billion of assets under management and  agent for $180 million of underwritten insurance premiums as of 6/30/20 . Most recent acquisition was 7/1/16 (Fox Chase Bank with $1.1 billion of assets) . Strong organic growth since 7/1/16, primarily driven by Central PA lift‐out (Q2 2016) 5

2020 Strategy

Multi-prong approach to deposits:

- Commercial customers
- Comprehensive Treasury Management offerings
- Public Funds – Municipalities, Counties & Authorities
- Retail Promotions & Enhanced Digital Capabilities
- Brokered Deposits

Commercial Loan Organic Growth

Continue to take advantage of market dislocation & focus on hiring commercial lenders, including potential team liftouts.

- March 2019 – 8 hires, including 5 relationship managers/business developers in Western Lancaster County/York County

- April 2019 – 3 relationship managers hired in the Philadelphia suburbs of Southern New Jersey

Continued investment in digital, technology infrastructure & customer relationship management tools

Thoughtfully navigate COVID-19 by working with customers & employees to address evolving needs

Opportunistic, but disciplined, approach to wealth & insurance acquisitions

Cross-sell/Integration of our comprehensive suite of products & services

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Attractive Investment Opportunity . Super‐Community Bank located in attractive Southeastern Pennsylvania market . Diversified lines of business and revenue streams (targeting 28 – 30% of total  revenue for 2020) . Ability to scale and obtain operating leverage . Strong year‐to‐date 2020 earnings performance: . Core ROAA of 1.13% (1) . Core ROAE of 9.7% (1) . Core ROATE of 13.15% (1) (2) . Dividend Yield of 4.84% (3) . Attractive valuation – . 11.7x Projected 2021 EPS (3)(4) . 1.01x Tangible Book Value per Share (3)(5) (1) Calculated using “Core Net Income” which is a Non‐GAAP measure.  Refer to appendix for reconciliation. (2) Calculated using “Average Tangible Common Equity” which is a Non‐GAAP measure. Refer to appendix for reconciliation. (3) Based on price of $16.52 (represents 8/18/20 closing price).  (4) Based on analyst average consensus of $1.41 EPS for 2021 (KBW projection of $1.48, Piper Sandler projection of $1.54, Raymond James projection of $1.20 and Stephens  projection of $1.41).  (5) Calculated using “Tangible Common Equity” which is a Non‐GAAP measure. Refer to appendix for reconciliation.  7

COVID-19 Response Responsibly serve the needs of our customers while prioritizing the health and safety of our employees Financial Centers Supporting Our Customers . Under quarantine environment, financial centers  . Paycheck Protection Program (“PPP”) Loans  operated as drive‐through only   . Funded $510 million in gross loans through the  . Vestibule banking utilized at locations without a drive‐ SBA program  through  . Modified Loans & Leases . Access to safe deposit boxes via appointment . Approximately 1,420 deferrals of principal and/or  . 6/22 –six financial centers re‐opened interest . 6/29 –re‐opened all but one remaining financial center . Principal balance of $720.1 million as of 6/30 . Additional safety protocols in place –as guided by  . Represents 16.2% of the loan portfolio (excl. PPP) Commonwealth of PA and State of NJ . Waived certain deposit charges during the lockdown  phase Employees . Guided customers towards digital solutions where  . ~95% of non‐branch personnel able to work remotely applicable . . Quickly deployed Pandemic Plan and adapted processes  Continued focus on high levels of customer service to minimize business interruption . Supported by strong IT infrastructure 8

SUMMARY FINANCIAL HIGHLIGHTS

1st Half 2020 Results Earnings Loans & Deposits . Reported Earnings: $2.9 million . Annualized Loan Growth excl. PPP: 3.0% . $0.10 per share . Includes $89.5 million decrease in commercial line  . Core Earnings(1): $32.1 million utilization   . 29.8% utilization at 6/30/20  . $1.10 per share . Reported ROAA: 0.10%/Core ROAA(1): 1.13% . Annualized Deposit Growth: 23.4% (2) . Reported ROATE: 1.20%/Core ROATE : 13.15% . Average Loan to Deposit Ratio: 100.9% Key Ratios . Net Interest Margin of 3.48% in 2020 vs. 3.65% in FY 2019 (tax‐equivalent excluding purchase accounting, PPP  loans for 2020 and excess liquidity) . Reported Efficiency Ratio of 61.7%;  Adjusted Efficiency Ratio of 62.3%  . Includes PA capital stock tax expense ‐ increases efficiency ratio by approx. 170 bps  . Non‐Performing Assets to Total Assets of 0.59% (0.64% excluding PPP loans) vs. 0.73% at 12/31/19 . Includes a $8.1 million OREO property which is under agreement of sale  . Tangible Equity(2) to Tangible Assets of 8.06% and Tangible Book Value Per Share of $16.41 at 6/30/20 (1) Calculated using “Core Net Income” which is a Non‐GAAP measure.  Refer to appendix for reconciliation. (2) Calculated using "Tangible Common Equity" which is a Non‐GAAP measure.  Refer to appendix for reconciliation. 10

Core Diluted Earnings Per Share* 11.3% Core EPS annual growth from YTD 6/30/17 to YTD 6/30/20 *Calculated using "Core Net Income Allocated to Common Shares" which is a Non‐GAAP measure.  Refer to appendix for reconciliation. Note: Graph begins with March 2017, representing first quarter subsequent to Fox Chase Bank acquisition with no transaction related costs. 11

Pre-Tax Pre-Provision Income* 225 bp Fed rate  reduction * Non‐GAAP Measure – refer to Appendix for reconciliation 12

Tangible Book Value Per Share* Target 8‐10% Annual Growth(1) Benefit of 12/2017 Capital Raise = $1.21 *Calculated using "Tangible Common Equity" which is a Non‐GAAP measure.  Refer to appendix for reconciliation. (1) Assumes no Wealth Management or Insurance acquisitions. 13

Strong ROAA & ROTE Core ROAA* Core ROTE** *Calculated using "Core Net Income" which is a Non‐GAAP measure.  Refer to  **Calculated using "Core Net Income" and "Average Tangible Common Equity"  appendix for reconciliation. which are Non‐GAAP measures.  Refer to appendix for reconciliation. 14

Loan Growth by Segment

Loan Detail - $ in thousands (excl. PPP)



CAGR = 9.2%
$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$3.1B
$3.2B
$3.3B
$3.3B
$3.5B
$3.5B
$3.6B
$3.7B
$3.8B
$3.9B
$4.0B
$4.1B
$4.2B
$4.3B
$4.4B
$4.5B
$4.5B
Q2 2016 Proforma*
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Commercial, financial and agricultural
Commercial Real Estate
Real Estate - Residential
Loans to Individuals
Lease Financings

**Includes Fox Chase Bank, which was acquired on July 1, 2016*

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Deposit Growth by Segment

Deposit Detail - $ in thousands



$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
CAGR = 11.8%
$3.1B
$3.2B
$3.3B
$3.4B
$3.3B
$3.5B
$3.5B
$3.5B
$3.6B
$3.8B
$3.9B
$4.0B
$4.1B
$4.3B
$4.4B
$4.4B
$4.9B
Q2 2016 Proforma*
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
DD, Noninterest-Bearing
DD, Interest-Bearing
Regular Savings
Time Deposits

Includes Fox Chase Bank, which was acquired on July 1, 2016

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Net Interest Income (Asset Sensitive) Core Net Interest Margin*(1) Excludes Purchase Accounting *Proforma tax equivalent margin calculation excludes purchase accounting accretion and is based upon a proforma 21% tax rate for all periods presented (1) Calculated using “Core Net Interest Income excluding PPP” which is a Non‐GAAP measure.  Refer to appendix for reconciliation. (2) Calculated using “Core Net Interest Income excluding PPP” and “Average Interest Earning Assets excluding Excess Liquidity and PPP Loans”, which are Non‐GAAP  measures.  Refer to appendix for reconciliation. 17

Efficiency Ratios UVSP pays a Bank Share Tax rather than Bank Income Tax to the  Commonwealth of Pennsylvania as a result of our type of charter. This  amount is included in noninterest expense and increases our efficiency  ratio by approximately 170 bps compared to other banks that do not have  this tax. UVSP’s effective tax rate would be  approximately 400 bps higher if the  Bank Shares Tax was included in income  tax expense. YTD % as of 6/30 *Non‐GAAP measure.  Refer to appendix for reconciliation.                     **Based upon a proforma 21% tax rate for all periods presented. 18

Revenue Revenue = Net Interest Income + Non‐Interest Income Revenue Revenue by Business Unit (year‐to‐date 6/30/20) *2020 is an annualized figure –(Q1+Q2).  Excludes PPP Loan impact 19

Assets $6.1B $5.4B $5.0B $4.6B $4.2B Chart data as of December 31 except for 2020 (6/30).  2020 excluding PPP Loans = $5.6B 20

Liabilities and Deposits Liabilities Deposits Chart data as of December 31 except for 2020 (6/30) 21

Stable Asset Quality Nonperforming Assets Nonaccrual Loans and Leases Chart data as of December 31 except for 2020 (6/30) Note: 2020 includes a $2.7 million charge off related to a $8.1 million loan that was transferred to OREO during Q2 2020.  Valuation based on a letter of intent to sell the  property.  Loan was placed on non‐accrual in Q1 2018. 2020 ACL increase driven by CECL adoption and COVID‐19 impact on related economic forecast assumptions. 22

Current Expected Credit Loss (CECL) Implementation . On January 1, 2020, the Corporation adopted Accounting Standard Update No. 2016‐13, “Financial  Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments”  (“CECL”). Upon adoption, the Corporation recognized: . $12.9 million increase in the allowance for loans and leases credit losses  . $1.1 million increase in the reserve for unfunded commitments  . $300 thousand increase in the allowance for investment credit losses  . This resulted in an after‐tax retained earnings adjustment of $11.3 million . During the six months ended June 30, 2020, the provision for credit losses was $45.6 million, of  which $42.0 million related to loans and leases, $3.0 million related to unfunded commitments and  $555 thousand related to investment securities . While the Corporation’s portfolio has not yet demonstrated material indications of weakness,  provisioning under CECL reflects forward‐looking economic assumptions; $40.2 million of the year‐to‐ date provision was attributable to changes in these forward‐looking economic assumptions . Since 12/31/19, the allowance for loan and lease credit losses has increased 144% . At 6/30/20, the allowance for loan and lease credit losses as a percentage of loans and leases held for  investment (excluding PPP loans) was 1.94% compared to 0.81% at 12/31/19 23

LIQUIDITY AND CAPITAL

Liquidity and Capital Liabilities & Shareholders’ Equity Borrowing Sources –as of 6/30/20 Remaining  Balance  Capacity FHLB ‐ Pittsburgh$               200.0 $           1,460.0 Federal Fund Lines (10 lenders)*                     ‐                 504.0 FRB ‐ Philadelphia                       ‐                   74.3 Univest Financial Corp. LOC                       ‐                   10.0 Total$               200.0 $           2,048.3 * Uncommitted lines ranging from $15M to $125M Wholesale Term Funding Maturities –as of 6/30/20 Period  Amount  Q3 2020$        5.0 Q4 2020        15.0 2021*      227.5 2022        35.0 2023        50.2 2024        60.0 Total$    392.7 * $182.5M from Fed related to PPP All data in millions, as of 6/30/20 25

Strong Capital Ratios Provide for Operating Flexibility Univest Financial Corporation (Parent) Univest Bank & Trust Co. (Bank) Cash Position of $73.0M at 6/30/20 26

Largest Deposit Relationships – As of 6/30/2020 Deposits (excluding Brokered Deposits) Rank Type Balance (000s) Weighted Average Rate 1 Bus/Commercial 126,259 0.00% 2 Bus/Commercial 114,672 0.18% 3 Bus/Commercial 76,627 0.00% 4 Public Funds 71,564 0.24% 5 Bus/Commercial 38,427 0.01% 6 Public Funds 26,114 0.31% 7 Public Funds 25,728 0.27% 8 Bus/Commercial 23,062 0.47% 9 Bus/Commercial 22,575 0.22% 10 Bus/Commercial 22,092 1.56% 11 Bus/Commercial 21,072 0.00% 12 Bus/Commercial 20,751 0.03% 13 Bus/Commercial 20,381 0.01% 14 Public Funds 20,306 0.22% 15 Bus/Commercial 19,313 0.00% 16 Public Funds 18,111 0.25% 17 Public Funds 17,417 0.47% 18 Public Funds 17,114 0.25% 19 Bus/Commercial 15,577 0.34% 20 Bus/Commercial 15,454 0.00% 27

Investments Investment Portfolio at 6/30/20 Investment Portfolio Details Municipal Bonds Corporate Bonds (in millions) (in millions) Moody's Rating State Moody's Rating Aaa$           2 PA$         16 Aa3$            1 Aa3             4 CT 1 Aa2              1 Aa2             2 MA 1 Aa1              1 A1             1 NJ 1 A3            33 A2             2 TN 1 A2            40 NR*           11 TX 1 A1              5 $        21 $        21 Baa2              1 Baa1              1 S&P A‐            10 *S&P Rating Type $         91 AA$           8 GO$         16 AA‐             2 REV             5 A1             $        21 NR          ‐ $        11 ($398 Million at 6/30/20) 28

LOAN PORTFOLIO DETAIL AND  CREDIT OVERVIEW

Loans Loan & Lease Detail at 6/30/2020 (excluding PPP) CRE Portfolio at 6/30/2020 Excludes PPP Loans ($4.5 Billion at 6/30/20 excluding PPP) 30

Largest Loan Exposures – As of 6/30/20

Commercial Real Estate and Residential Real Estate Secured for Business Purposes
$2,599 MM | Avg Loan Size $472k

Rank	Loan Type/Industry	Risk Rating	Exposure ('000s)	Geography
1	CRE - Office	Pass	$ 33,952	Southeastern PA
2	CRE - Retail	Pass	$ 33,000	New Jersey
3	CRE - Industrial/Warehouse	Pass	$ 32,900	Southeastern PA
4	Hotels / CRE - Retail & Office	Pass	$ 31,432	Lehigh Valley
5	Land Subdivision	Pass	$ 29,251	Southeastern PA
6	Hotels	Pass	$ 29,132	New Jersey
7	CRE - Various	Pass	$ 28,336	Lehigh Valley
8	CRE - Retail	Pass	$ 27,331	Southeastern PA
9	CRE - Industrial/Warehouse	Pass	$ 26,701	Southeastern PA
10	Single Family Home Construction	Pass	$ 25,642	New Jersey

Commercial & Industrial
$823 MM | Avg Loan Size $174k

Rank	Loan Type/Industry	Risk Rating	Exposure ('000s)	Geography
1	Private Equity Investment Group	Pass	$ 38,500	Southeastern PA
2	Vacuum Furnace / Metal Heat Treating	Pass	$ 32,608	Southeastern PA
3	Health Care & Home Care Products	Pass	$ 32,123	New York City
4	Meat Processing	Pass	$ 30,256	Southeastern PA
5	Direct Mortgage Lending Company	Pass	$ 30,000	New Jersey
6	Mortgage & Nonmortgage Loan Brokers	Pass	$ 30,000	New Jersey
7	Mortgage & Nonmortgage Loan Brokers	Pass	$ 30,000	Arizona
8	Highway, Street & Bridge Construction / Quarry	Pass	$ 29,949	Southeastern PA
9	Electrical & Wiring Installation Contractors	Pass	$ 29,236	Southeastern PA
10	Poultry Farms	Pass	$ 25,295	Southeastern PA

Equipment Finance
$154 MM | Avg Balance per Account $42k

Rank	Loan Type/Industry	Risk Rating	Net Book Value ('000s)	Geography
1	Real Estate Agent	---N/A---	$ 1,759	New Jersey
2	School District		$ 1,332	New Jersey
3	School District		$ 1,320	New Jersey
4	Merchandising Machine Operations		$ 1,229	Michigan
5	School District		$ 1,158	New Jersey
6	Family Services		$ 920	Maryland
7	School District		$ 892	New Jersey
8	School District		$ 858	New Jersey
9	Municipality		$ 852	Pennsylvania
10	Regional Police		$ 758	Pennsylvania

Consumer Loans
$665 MM | Avg Loan Size $284k (Res Mtg) / $36k (HE) / $14k (Cons)

Rank	Loan Type	Risk Rating	Exposure ('000s)	Geography
1	1st Lien Residential Mortgage	---N/A---	$ 2,929	New Jersey
2	1st Lien Residential Mortgage		$ 2,910	New Jersey
3	1st Lien Residential Mortgage		$ 2,888	Pennsylvania
4	1st Lien Residential Mortgage		$ 2,881	Pennsylvania
5	1st Lien Residential Mortgage		$ 2,810	New Jersey
6	1st Lien Residential Mortgage		$ 2,642	Florida
7	Consumer Inst - Rev LOC		$ 2,429	Pennsylvania
8	Consumer Inst - Rev LOC		$ 2,329	Pennsylvania
9	1st Lien Residential Mortgage		$ 2,214	New Jersey
10	1st Lien Residential Mortgage		$ 2,115	Pennsylvania

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Loan Portfolio Overview – As of 6/30/20

Industry Description	Total Outstanding Balance (excl PPP), $ in millions	% of Commercial Loan Portfolio	PPP $ (1), $ in millions	% of Portfolio with PPP Loans (2)	$ Balance of Modified Loans, $ in millions	Modified Loans as a % of Portfolio[(3)]
CRE - Retail	$260.7	7.1%	$0.2	0.0%	$124.7	47.8%
Animal Production	$240.3	6.6%	$0.7	2.1%	$20.7	8.6%
CRE - 1-4 Family Residential Investment	$238.7	6.5%	$1.3	0.2%	$26.9	11.3%
CRE - Office	$208.0	5.7%	$0.0	0.0%	$16.4	7.9%
CRE - Multi-family	$182.3	5.0%	$0.0	0.0%	$11.8	6.5%
Hotels & Motels (Accommodation)	$171.7	4.7%	$2.4	50.4%	$146.6	85.4%
Nursing and Residential Care Facilities	$155.4	4.3%	$7.9	27.4%	$0.0	0.0%
CRE - Industrial / Warehouse	$125.4	3.5%	$0.1	4.8%	$26.3	21.0%
Real Estate Lenders, Secondary Market Financing	$116.9	3.2%	$4.3	18.6%	$0.0	0.0%
Specialty Trade Contractors	$114.7	3.2%	$66.9	15.3%	$6.0	5.3%
CRE - Mixed-Use - Residential	$107.2	3.0%	$0.0	0.0%	$34.5	32.1%
Professional, Scientific, and Technical Services	$100.4	2.8%	$70.1	30.4%	$11.6	11.6%
Homebuilding (tract developers, remodelers)	$91.1	2.5%	$15.0	6.7%	$3.3	3.7%
Education	$89.9	2.5%	$15.6	39.8%	$6.7	7.4%
Merchant Wholesalers, Durable Goods	$71.7	2.0%	$20.7	21.0%	$9.7	13.5%
Fabricated Metal Product Manufacturing	$68.4	1.9%	$12.9	3.7%	$6.1	8.9%
Crop Production	$61.9	1.7%	$0.3	0.6%	$3.2	5.2%
Food Services and Drinking Places	$61.1	1.7%	$15.9	25.5%	$33.9	55.5%
CRE - Medical Office	$59.8	1.6%	$0.0	0.0%	$14.7	24.7%
Administrative and Support Services	$54.4	1.5%	$28.8	33.0%	$1.6	2.9%
Motor Vehicle and Parts Dealers	$51.8	1.4%	$11.6	5.5%	$18.0	34.8%
Food Manufacturing	$51.0	1.4%	$3.0	1.4%	$17.5	34.4%
Total Commercial Loans >$50M	**$2,682.8**	**73.8%**	**$277.7**	**11.6%**	**$540.2**	**20.1%**
Industries with <$50 million in outstandings	$951.0	26.2%	$221.3	19.2%	$126.2	13.3%
Total Commercial Loans	**$3,633.8**	**100.0%**	**$499.0**	**13.6%**	**$666.4**	**18.1%**

Consumer Loans and Lease Financings	Total Outstanding Balance	PPP $, $ in millions	$ Balance of Modified Loans, $ in millions	Modified Loans as a % of Portfolio[(3)]
Real Estate-Residential Secured for Personal Purpose	$462.5	$0.0	$35.5	7.7%
Real Estate-Home Equity Secured for Personal Purpose	$173.1	$0.0	$4.1	2.4%
Loans to Individuals	$29.2	$0.0	$0.5	1.7%
Lease Financings	$154.2	$0.0	$13.6	8.8%
Total Consumer Loans and Lease Financings	**$819.0**	**$0.0**	**$53.7**	**6.6%**
Total	**$4,452.8**	**$499.0**	**$720.1**	**16.2%**

(1) Includes ($11.0) million of net deferred fees.

(2) Represents weighted average percent of the portfolio which received a PPP loan.

(3) Loan modifications referenced above were made in accordance with Section 4013 of the CARES Act and the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus and therefore were not classified as TDRs.

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Modification Update – As of 8/14/20

($ in millions)

Industry Description	Balance of Modified Loans (Pandemic to Date)	Modified Loans - Completed Initial Deferral Period	Modified Loans - Entered a Second Deferral Period	Modification Extension Rate	Modified Loans - Remaining Balance	Modified Loans as a % of 6/30/2020 Portfolio (Excl. PPP Loans)
CRE - Retail	$132.5	$78.3	$42.9	55%	$97.1	37.2%
Animal Production	$24.0	$11.1	$0.1	1%	$13.0	5.4%
CRE - 1-4 Family Residential Investment	$26.5	$20.3	$2.0	10%	$8.1	3.4%
CRE - Office	$16.9	$8.2	$0.0	0%	$8.7	4.2%
CRE - Multi-family	$11.0	$10.4	$1.7	16%	$2.2	1.2%
Hotels & Motels (Accommodation)	$150.9	$115.5	$98.9	86%	$134.3	78.2%
Nursing and Residential Care Facilities	$0.0	$0.0	$0.0	0%	$0.0	0.0%
CRE - Industrial / Warehouse	$26.2	$25.9	$2.0	8%	$2.3	1.8%
Real Estate Lenders, Secondary Market Financing	$0.0	$0.0	$0.0	0%	$0.0	0.0%
Specialty Trade Contractors	$5.1	$4.6	$0.0	0%	$0.5	0.4%
CRE - Mixed-Use - Residential	$33.9	$18.7	$10.8	58%	$26.1	24.3%
Professional, Scientific, and Technical Services	$10.6	$9.5	$0.0	0%	$1.0	1.0%
Homebuilding (tract developers, remodelers)	$3.3	$1.9	$0.9	48%	$2.4	2.6%
Education	$1.1	$1.1	$1.1	98%	$1.1	1.2%
Merchant Wholesalers, Durable Goods	$8.8	$8.8	$5.8	66%	$5.8	8.1%
Fabricated Metal Product Manufacturing	$6.0	$6.0	$0.0	0%	$0.0	0.0%
Crop Production	$3.2	$0.8	$0.1	13%	$2.5	4.0%
Food Services and Drinking Places	$34.0	$33.1	$23.5	71%	$24.3	39.8%
CRE - Medical Office	$14.8	$4.4	$3.7	85%	$14.1	23.6%
Administrative and Support Services	$1.6	$0.3	$0.0	0%	$1.3	2.3%
Motor Vehicle and Parts Dealers	$17.7	$17.2	$0.0	0%	$0.5	1.0%
Food Manufacturing	$17.4	$17.3	$0.0	0%	$0.0	0.1%
Total Commercial Loans >$50M	**$545.3**	**$393.5**	**$193.5**	**49%**	**$345.3**	**12.9%**
Industries with <$50 million in outstandings	$134.5	$104.8	$41.1	39%	$70.9	7.5%
Total Commercial Loans	**$679.8**	**$498.2**	**$234.6**	**47%**	**$416.2**	**11.5%**
Consumer Loans and Lease Financings						
Real Estate-Residential Secured for Personal Purpose	$41.7	$38.3	$25.9	68%	$29.3	6.3%
Real Estate-Home Equity Secured for Personal Purpose	$5.4	$4.9	$2.5	50%	$2.9	1.7%
Loans to Individuals	$0.6	$0.5	$0.4	88%	$0.5	1.7%
Lease Financings	$15.1	$12.2	$0.9	7%	$3.8	2.5%
Total Consumer Loans and Lease Financings	**$62.7**	**$55.9**	**$29.7**	**53%**	**$36.5**	**4.5%**
Total	**$742.6**	**$554.1**	**$264.2**	**48%**	**$452.7**	**10.2%**

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Credit Infrastructure Approval Process . Experienced credit team . Conservative credit culture . Centralized credit approval process . Low levels of authority in the field . Rigorous underwriting and disciplined committee approval required Risk Management Process Line of Business Credit/Risk Owns Borrower Relationship Owns Borrower Risk Business/Industry Expertise or Analysis Risk Assessment/Analysis Underwriting Process Portfolio Risk Assessment Transaction Structure Credit Risk Structure Negotiations Approval Sign‐off Term Sheet Independent Loan Review Shared Approval Process 34

Credit Overview . Limited single signature lending authority.  Joint signature up to $5.0 MM, then management level loan  committee for the largest exposures. . Itemized report of all approvals to weekly Officer Loan Committee. . Robust independent loan review process.  Quarterly review cycle.  . Credit Officer involvement in all relationships > $1.5MM, exceptions to Officer Loan Committee. . Generally, lending is in Pennsylvania, Delaware, New Jersey and Maryland. . Management of risk appetite through quarterly reporting to ERM Committee. . In‐House commercial concentrations levels vs. policy limits, out of market lending report, largest  commercial borrowers, regulatory concentrations vs. risk based capital, CRE regulatory guidance  report. . CRE portfolio trends and market analysis, with stress testing, presented annually to ERM Committee,  meeting regulatory expectations for portfolio stress testing. . Independent departments for appraisal and environmental report ordering, construction loan  disbursement and monitoring and loan grading risk assessments. . Chief Risk Officer (Megan Santana) reports directly to the Board of Directors. 35

BUSINESS OVERVIEW

Univest Primary Physical Service Area Twelve counties in Southeastern and Central Pennsylvania  and three counties in Southern New Jersey 37

Univest Financial Center Locations 38

Market Opportunity . With BB&T Corporation’s acquisitions of Susquehanna Bancshares and National Penn Bancshares, and WSFS  Financial Corporation’s acquisition of Beneficial, Univest is one of the three largest community focused financial  institutions remaining headquartered in the Philadelphia market (Bryn Mawr Bank Corporation and WSFS)   . Univest Bank and Trust Co. operates in twelve counties in Pennsylvania including: Berks, Bucks, Chester,  Cumberland, Dauphin, Delaware, Lancaster, Lehigh, Montgomery, Northampton, Philadelphia and York . Of these twelve counties, the Univest financial center network is present in seven: Bucks, Chester, Lancaster,  Lehigh, Montgomery, Northampton and Philadelphia Market Share (6/30/19) Market Market  # of  Deposits 6/2019 6/2018 Rank Branches Share % Share % Montgomery County 5th 13 $2.3B 7.8% 7.3% Bucks County 6th 11 $1.0B 5.3% 5.1% Philadelphia County 12th 6 $472M 1.0% 0.8% Lancaster County 13th 5 $264M 2.3% 1.3% Source: FDIC Market Share Data 39

Executive Leadership Team Tenure (yrs.)  Name Age Title with Univest Jeffrey M. Schweitzer 47 12 President and CEO, Univest Financial Corporation Michael S. Keim 52 11 President, Univest Bank and Trust Co.  Brian J. Richardson 37 4 Executive Vice President, Chief Financial Officer (Former Fox Chase Director of Accounting for five years) Megan D. Santana 45 4 Senior Executive Vice President, Chief Risk Officer and General Counsel Duane J. Brobst 67 26 Senior Executive Vice President, Chief Credit Officer Michael S. Fitzgerald 56 4 President, Commercial Banking, East Penn and NJ Division (Former Fox Chase Chief Lending Officer for seven years) Thomas J. Jordan 52 4 President, Commercial Banking, Central PA Division Ronald R. Flaherty 53 11 President, Univest Insurance, Inc. David W. Geibel 47 6 President, Girard (Univest Wealth Management Division) William J. Clark 56 14 President, Univest Capital, Inc. Brian E. Grzebin 48 2 President, Mortgage Banking Division Dana E. Brown 52 3 Executive Vice President, Consumer Services Eric W. Conner 49 14 Executive Vice President and Chief Information Officer M. Theresa Schwartzer 50 16 Executive Vice President and Director of Human Resources Annette D. Szygiel 57 16 Executive Vice President and Chief Experience Officer 40

Commercial Banking Commercial Banking Commercial Loan Detail as of 6/30/20 . 90 lenders, relationship managers and portfolio  managers operating in two divisions established by  geography (serving clients primarily in  Pennsylvania, New Jersey, Delaware and Maryland) • East Penn and New Jersey: Bucks, Montgomery,  Chester, Delaware, Berks, Philadelphia, Lehigh  and Northampton counties in Pennsylvania and  Cape May, Atlantic and Burlington counties in  New Jersey • Central PA:  Lancaster, York, Cumberland and  Dauphin counties . Average loan size  • Commercial real estate ‐ $472,000 • C&I ‐ $174,000 • Tax‐exempt ‐ $2.0 million . Commercial customer base provides large  opportunity for cross‐sell of cash management  (deposits), wealth management and insurance  products and services ($3.6 Billion; represents 81.6% of total loans excl. PPP) 41

Consumer Banking . 39 financial service centers located in Bucks, Chester, Lancaster, Lehigh, Montgomery,  Northampton and Philadelphia counties in PA and Ocean City, NJ; also operating 14 retirement  centers in Bucks and Montgomery counties . Proactively addressed continued reduction in transactional volume by closing fifteen financial  centers since September 2015; Reinvesting savings to cover our operating footprint . Continued evaluation and optimization of financial center network; and . Consolidate historical core market and reinvest in expanded footprint and technology . Financial centers staffed by combination of personal bankers and tellers, providing both  transaction and consultative services augmented by technology . Focused on creating seamless customer experience between in‐person and digital . Growth strategy focused on obtaining consumer business from commercial customers and their  employee base  42

Mortgage Banking Mortgage Banking Residential Mortgage Originations . 34 Home Loan Consultants operating in Bank’s  core footprint . Centralized processing, closing and  underwriting . Primarily agency lender: FNMA, FHLMC, FHA, VA  and USDA . FNMA and FHLMC eligible loans sold servicing  retained . Received approval as a GNMA issuer in 2018 . FHA, VA and USDA loans currently sold to  correspondents servicing released; we will be  ramping up in‐house securitization with  servicing retained in 2020 . Portfolio primarily non‐conforming . $1.1 billion in loans serviced for others as of  6/30/20 . Residential mortgages (includes home equity  loans) on balance sheet of $636 million or 14.3%  of total loans (excl. PPP) as of 6/30/20 Chart data as of and for years ended 12/31 except 2020 (6/30) 43

Univest Capital, Inc. Univest Capital Lease Financing . Equipment financing business with $154  million in lease receivables as of 6/30/20 − Average lease size $42,000, typically with  four year term . Primary industries served: health care,  education/office, automotive, golf/turf,  technology and energy . Manage residual risk by primarily using $1  buyout leases (~$927K of residuals as of  6/30/20) Chart data as of and for years ended 12/31 except 2020 (6/30) 44

Wealth Management Wealth Management Assets Under Management . Comprehensive wealth management platform  including broker / dealer, municipal pension  services, registered investment advisor, retirement  plan services and trust . Effective 1/1/19, the wealth management division  was rebranded as Girard (i.e. Girard Advisory  Services, LLC, Girard Benefits Group, LLC, Girard  Pension Services, LLC, Girard Investment Services,  LLC) . Organic growth supplemented by acquisition • Trust powers obtained in 1928 • Broker / Dealer acquired in 1999 • Municipal pension operation acquired in 2008 • Registered investment advisor, Girard Partners, acquired  in 2014 . $3.6 billion in assets under management/  supervision at 6/30/20 Chart data as of 12/31 except for 2020 (6/30) 45

Insurance Insurance Agent Written Premiums . Independent insurance agency with more  than 60 carrier relationships . Full service agency providing commercial  and personal lines, employee benefits and  HR consulting solutions . Built via a series of eight acquisitions  beginning in 2000. Last acquisition was  Sterner Insurance in 2014, provided  presence in Lehigh Valley . Agent for written premiums of $180  million as of 6/30/20 Chart data as of 12/31 except 2020 (6/30) 46

APPENDIX (Non‐GAAP Reconciliations)

Appendix – Non-GAAP Reconciliations

This presentation includes financial information determined by methods other than in accordance with U.S. generally accepted accounting principles ("GAAP"). The management of Univest Financial Corporation uses these non-GAAP measures in its analysis of the Corporation's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of the Corporation. See below tables for additional information.

$s in thousands	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
1. Core Net Income Allocated to Common Shares														
Net income allocated to common shares	$ 10,743	$ 11,656	$ 11,100	$ 10,185	$ 12,753	$ 4,325	$ 14,878	$ 18,264	$ 16,012	$ 16,408	$ 17,604	$ 15,459	$ 838	$ 2,082
Less: BOLI Death Benefits allocated to common shares	-	879	-	-	-	441	-	-	-	-	-	-	-	-
Plus: Restructuring Charges allocated to common shares	-	-	-	-	446	-	-	-	-	-	-	-	-	-
Plus: Borrower Fraud Related Charge-off allocated to common shares	-	-	-	-	-	9,949	-	(1,430)	-	-	-	-	-	-
Plus: Deferred Tax Asset Revaluation allocated to common shares	-	-	-	1,039	-	-	-	-	-	-	-	-	-	-
Less: FDIC Small Bank Assessment Credit	-	-	-	-	-	-	-	-	-	-	779	90	-	-
Plus: Allowance for credit losses - economic assumptions directly impacted by COVID-19	-	-	-	-	-	-	-	-	-	-	-	-	16,023	15,723
Less: Paycheck Protection Program ("PPP") Activity	-	-	-	-	-	-	-	-	-	-	-	-	-	2,597
Core Net Income allocated to common shares	$ 10,743	$ 10,777	$ 11,100	$ 11,224	$ 13,199	$ 13,832	$ 14,878	$ 16,834	$ 16,012	$ 16,408	$ 16,825	$ 15,369	$ 16,861	$ 15,207
2. Tangible Common Equity														
Shareholders' Equity	$ 511,880	$ 521,306	$ 528,798	$ 603,374	$ 606,719	$ 605,294	$ 614,242	$ 624,133	$ 637,606	$ 651,670	$ 664,299	$ 675,122	$ 651,551	$ 654,873
Less: Goodwill	172,559	172,559	172,559	172,559	172,559	172,559	172,559	172,559	172,559	172,559	172,559	172,559	172,559	172,559
Less: Other Intangibles(1)	9,421	8,687	8,011	7,336	6,741	6,159	5,690	5,222	4,805	4,396	4,026	3,658	3,333	3,017
Tangible Common Equity	$ 329,900	$ 340,060	$ 348,228	$ 423,479	$ 427,419	$ 426,576	$ 435,993	$ 446,352	$ 460,242	$ 474,715	$ 487,714	$ 498,905	$ 475,659	$ 479,297
3. Core Net Income														
Net Income	$ 10,856	$ 11,778	$ 11,196	$ 10,264	$ 12,850	$ 4,357	$ 14,964	$ 18,372	$ 16,079	$ 16,468	$ 17,662	$ 15,510	$ 838	$ 2,085
Less: BOLI Death Benefits	-	889	-	-	-	446	-	-	-	-	-	-	-	-
Plus: Restructuring Charges	-	-	-	-	451	-	-	-	-	-	-	-	-	-
Plus: Borrower Fraud Related Charge-off	-	-	-	-	-	10,057	-	(1,446)	-	-	-	-	-	-
Plus: Deferred Tax Asset Revaluation	-	-	-	1,050	-	-	-	-	-	-	-	-	-	-
Less: FDIC Small Bank Assessment Credit	-	-	-	-	-	-	-	-	-	-	781	90	-	-
Plus: Allowance for credit losses - economic assumptions directly impacted by COVID-19	-	-	-	-	-	-	-	-	-	-	-	-	16,060	15,743
Less: Paycheck Protection Program ("PPP") Activity	-	-	-	-	-	-	-	-	-	-	-	-	-	2,601
Core Net Income	$ 10,856	$ 10,889	$ 11,196	$ 11,314	$ 13,301	$ 13,968	$ 14,964	$ 16,926	$ 16,079	$ 16,468	$ 16,881	$ 15,420	$ 16,898	$ 15,227
4. Average Tangible Common Equity														
Average Shareholders' Equity	$ 509,054	$ 517,697	$ 527,032	$ 554,071	$ 605,973	$ 611,667	$ 611,803	$ 619,204	$ 631,574	$ 645,538	$ 659,523	$ 672,647	$ 673,460	$ 660,950
Less: Average Goodwill	172,559	172,559	172,559	172,559	172,559	172,559	172,559	172,559	172,559	172,559	172,559	172,559	172,559	172,559
Less: Average Other Intangibles(1)	9,821	9,080	8,379	7,700	7,064	6,468	5,947	5,473	5,031	4,615	4,234	3,853	3,506	3,185
Average Tangible Common Equity	$ 326,674	$ 336,058	$ 346,094	$ 373,812	$ 426,350	$ 432,640	$ 433,297	$ 441,172	$ 453,984	$ 468,364	$ 482,730	$ 496,235	$ 497,395	$ 485,206

(1) Amount does not include servicing rights

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Appendix – Non-GAAP Reconciliations (cont.)

$s in thousands	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
5. Core Net Interest Income excluding PPP														
Net Interest Income	$ 34,283	$ 35,300	$ 36,887	$ 36,705	$ 37,272	$ 38,990	$ 40,423	$ 41,376	$ 41,523	$ 42,635	$ 42,645	$ 42,429	$ 42,468	$ 43,518
Less: Purchase Accounting Net Interest Income	764	743	1,064	449	146	349	343	199	60	186	65	449	(27)	(8)
Less: PPP Net Interest Income	-	-	-	-	-	-	-	-	-	-	-	-	-	2,012
Core Net Interest Income excluding PPP	$ 33,518	$ 34,557	$ 35,823	$ 36,256	$ 37,126	$ 38,642	$ 40,079	$ 41,176	$ 41,463	$ 42,448	$ 42,580	$ 41,980	$ 42,495	$ 41,514
6. Core Noninterest Expense & Core Noninterest Expense, excluding PA shares tax														
Noninterest expense	$ 32,029	$ 32,549	$ 32,695	$ 33,440	$ 35,125	$ 34,347	$ 34,370	$ 33,397	$ 35,557	$ 36,778	$ 36,270	$ 37,478	$ 38,777	$ 35,960
Less: Restructuring costs	-	-	-	-	571	-	-	-	-	-	-	-	-	-
Plus: FDIC Small Bank Assessment Credit	-	-	-	-	-	-	-	-	-	-	988	114	-	-
Plus: Capitalized compensation for PPP Loans	-	-	-	-	-	-	-	-	-	-	-	-	-	1,280
Core Noninterest Expense	$ 32,029	$ 32,549	$ 32,695	$ 33,440	$ 34,555	$ 34,347	$ 34,370	$ 33,397	$ 35,557	$ 36,778	$ 37,258	$ 37,592	$ 38,777	$ 37,240
Less: Bank Capital Stock Tax Expense	934	911	902	897	984	991	991	891	986	958	975	975	1,073	1,097
Core Noninterest Expense, excluding PA shares tax	$ 31,096	$ 31,638	$ 31,793	$ 32,542	$ 33,570	$ 33,356	$ 33,379	$ 32,506	$ 34,571	$ 35,820	$ 36,283	$ 36,617	$ 37,704	$ 36,143
7. Core Tax Equivalent Revenue														
Total Revenue	$ 49,253	$ 51,309	$ 50,996	$ 50,857	$ 52,854	$ 54,304	$ 55,284	$ 55,793	$ 57,820	$ 58,991	$ 59,244	$ 58,599	$ 60,851	$ 61,518
Plus: Tax Equivalent Adjustment	1,052	1,276	1,031	1,071	847	989	887	768	905	851	838	846	848	836
Tax Equivalent Revenue*	$ 50,305	$ 52,585	$ 52,027	$ 51,928	$ 53,701	$ 55,293	$ 56,170	$ 56,561	$ 58,726	$ 59,842	$ 60,082	$ 59,445	$ 61,699	$ 62,354
Less: BOLI Death Benefits (Tax Equivalent)	-	1,125	-	-	-	565	-	-	-	-	-	-	-	-
Less: PPP Net Interest Income	-	-	-	-	-	-	-	-	-	-	-	-	-	2,012
Core Tax Equivalent Revenue	$ 50,305	$ 51,460	$ 52,027	$ 51,928	$ 53,701	$ 54,729	$ 56,170	$ 56,561	$ 58,726	$ 59,842	$ 60,082	$ 59,445	$ 61,699	$ 60,342
8. Pre-Tax Pre-Provision Income														
Pre-Tax Income	$14,778	$15,995	$15,612	$15,426	$15,676	$4,548	$18,168	$22,294	$19,578	$20,137	$21,444	$18,894	$232	$1,821
Provision for Credit Losses	2,445	2,766	2,689	1,992	2,053	15,409	2,745	103	2,685	2,076	1,530	2,227	21,843	23,737
Pre-Tax Pre-Provision Income	$17,223	$18,761	$18,301	$17,418	$17,729	$19,957	$20,913	$22,397	$22,263	$22,213	$22,974	$21,121	$22,075	$25,558
9. Average Interest Earning Assets excluding Excess Liquidity and PPP Loans														
Average Interest Earning Assets	$ 3,811,678	$ 3,917,737	$ 3,999,101	$ 4,022,581	$ 4,140,677	$ 4,263,612	$ 4,397,502	$ 4,478,941	$ 4,562,484	$ 4,729,052	$ 4,875,064	$ 4,962,660	$ 4,980,042	$ 5,591,460
Less: PPP Loans	-	-	-	-	-	-	-	-	-	-	-	-	-	370,669
Less: Excess Liquidity	-	-	-	-	-	-	40,678	49,784	-	62,623	173,623	165,645	78,108	273,690
Average Interest Earning Assets excluding Excess Liquidity and PPP Loans	$ 3,811,678	$ 3,917,737	$ 3,999,101	$ 4,022,581	$ 4,140,677	$ 4,263,612	$ 4,356,824	$ 4,429,157	$ 4,562,484	$ 4,666,429	$ 4,701,441	$ 4,797,015	$ 4,901,934	$ 4,947,101

*Based upon a proforma 21% tax rate for all periods presented.

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